Exhibit 10.4

MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF
PRODUCTION AND REVENUE

by and between

SUN RIVER ENERGY, INC.,
as Mortgagor/Debtor

and

SIERRA FOXTROT, LP, THIMOTHY S. WAFFORD
AND JAMES E. PENNINGTON,
as Mortgagees/Secured Parties

Dated June 4, 2012

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL RELATED TO THE PROPERTIES DESCRIBED HEREIN (INCLUDING, WITHOUT LIMITATION, OIL, GAS, OTHER MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH, AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED HEREIN AND ACCOUNTS ARISING OUT OF THE SALE THEREOF.)

THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN.

THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF COLFAX COUNTY, NEW MEXICO, AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING AND AS A FINANCING STATEMENT FOR AS-EXTRACTED COLLATERAL.

THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED HEREIN.

MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF
PRODUCTION AND REVENUE

This MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND REVENUE (this "Mortgage") is entered into this 4th day of June, 2012, by SUN RIVER ENERGY, INC.,  whose address is 5646 Milton St., Suite 130, Dallas, TX 75206, ("Mortgagor"), in favor of SIERRA FOXTROT, LP ("Sierra Foxtrot"), whose address is 7402 Wentwood Dr., Dallas, TX 75225; THIMOTHY S. WAFFORD ("Wafford"), whose address is 8400 San Fernando Way, Dallas, TX 75218, AND JAMES E. PENNINGTON ("Pennington"), whose address is 4516 Alta Vista Lane, Dallas, Texas 75229 (singularly "Mortgagee" and collectively "Mortgagees").

WITNESSETH:

For consideration paid, the receipt of which is hereby acknowledged, Mortgagor has mortgaged, granted, bargained, sold, assigned and conveyed, and by these presents, does mortgage, grant, bargain, sell, assign and convey unto Mortgagees, with mortgage covenants, the following:  an undivided 47.5% unto Mortgagee Sierra Foxtrot, an undivided 47.5% unto Mortgagee Wafford and an undivided 5% unto Mortgagee Pennington, in and to:

A.           The entire right, title and interest of Mortgagor of whatsoever kind and nature, including but not limited to interests in coal, oil and gas, gold, silver, timber and any other base or precious metals, and any other mineral rights of any type and nature, or any real property rights, oil and gas leasehold interests, royalty interests, and overriding royalty interests owned by Mortgagor in any and all land located in Colfax County, New Mexico.

B.           All of Mortgagor's interests (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction and the so called "working interest units" created under operating agreements or otherwise), which cover, affect or otherwise relate to the properties owned by Mortgagor in Colfax County, New Mexico;

C.           All of Mortgagor's interests in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange and/or processing agreements, transportation agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties described above or to the operation of such properties or to the treating, handling, storing, transporting or marketing of oil, gas or other minerals produced from (or allocated to) such property;

D.           All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all equipment, improvements, materials, supplies, fixtures and other property (including, without limitations all wells, pumping units, wellhead equipment, tanks, pipelines, flowlines, gathering lines, compressors, dehydration units, separators, meters, buildings, and power, telephone and telegraph lines) and all easements, servitudes, rights-of-way, surface leases and other surface rights, which are now or hereafter used, or held for use, in connection with the properties described above, or in connection with the treating, handling, storing, transporting, or marketing of oil, gas or other minerals produced from (or allocated to) such property;

E.           All oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Property, and any products processed or obtained therefrom (herein collectively called the "Production");

F.           All equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Property (or in connection with the operation thereof or the treating, handling, storing, transporting, processing, or marketing of Production) and all renewals or replacements thereof or substitutions therefor;

G.           All contract rights, contractual rights, and other general intangibles related to the Mortgaged Property, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, storing, transporting, processing, or marketing of Production, or under which the proceeds of Production arise or are evidenced or governed;

H.           All proceeds of the Collateral or payments in lieu of Production from the Collateral (such as take-or-pay payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

All property described hereinabove is sometimes referred to as the "Mortgaged Property" or the "Collateral."

Mortgagor does hereby covenant that it is lawfully seized of the Mortgaged Property; that the Mortgaged Property is free from encumbrances and that Mortgagor will warrant and defend title to the Mortgaged Property against the lawful claims and demands of all persons whomsoever.  This Mortgage secures the performance of the following obligations:

(a)           A Secured Convertible Promissory Note dated June 4, 2012, payable by Sun River Energy, Inc. to the order of Sierra Foxtrot, in the principal amount of $2,545,896.10, with interest thereon at the rate of 4% per annum, maturing December 4, 2012 ("Note 1");

(b)           A Secured Convertible Promissory Note dated June 4, 2012, payable by Sun River Energy, Inc. to the order of Wafford, in the principal amount of $2,545,896.10, with interest thereon at the rate of 4% per annum, maturing December 4, 2012 ("Note 2"); and

(c)           A Secured Convertible Promissory Note dated June 4, 2012, payable by Sun River Energy, Inc. to the order of Pennington, in the principal amount of $298,791.57, with interest thereon at the rate of 4% per annum, maturing December 4, 2012 ("Note 3").

The obligations referred to in Paragraphs (a), (b) and (c) above are sometimes collectively referred to as the "Notes", and the Notes, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter referred to as the "Secured Obligations.”

THE SECURED OBLIGATIONS SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF TEN MILLION SEVEN HUNDRED EIGHTY-ONE THOUSAND ONE HUNDRED SIXTY-EIGHT DOLLARS ($10,781,168.00) WHICH SHALL CONSTITUTE THE MAXIMUM AMOUNT AT ANY TIME SECURED HEREBY.

Mortgagor further covenants and agrees for Mortgagor and Mortgagors' heirs, successors and assigns as follows:

1.           To keep in full force and effect the oil and gas leases and oil and gas interests hereby mortgaged and to do all things and perform all acts necessary or proper to maintain said leases and interests and the Mortgagor’s title therein in full force and effect.

2.           To continuously operate or cause to be operated in a good and workmanlike manner and according to the standard oil field practice the well or wells now or hereafter drilled on the Mortgaged Property; and to faithfully comply with the valid proration laws of the state in which the Mortgaged Property is located and all valid rules and regulations of all governmental agencies, including state and federal, in connection with the operation of oil and gas interest and the production and sale of oil and gas therefrom.

3.           To pay or cause to be paid, before the same become delinquent, all lawful taxes and assessments of every kind levied and assessed against the Mortgaged Property and the taxes and assessments incident to or in connection with the production of oil, gas and other minerals therefrom, or with the operation and development of said leasehold estate; and to promptly pay or cause to be paid all laborers and materialmen for labor and material furnished in connection with the development, operation and equipping of said property, and to permit no such obligations to become liens against the Mortgaged Property; and herein shall be deemed a waiver of the priority of the lien hereof as against the claims of any such laborer or materialmen, or to give to any such laborer or materialmen any rights hereunder, or the right of action against this covenant against the Mortgagor or Mortgagee.

4.           If the Mortgagor shall fail to pay any claims for labor or material furnished for the use upon the Mortgaged Property which might become liens thereon or to pay any taxes, all as above provided, before the same become delinquent, or to pay any other sums reasonably necessary for the performance of the covenants and agreements herein contained, then the same may be paid by the Mortgagee, but there shall be no duty to do so.  Upon such payment the same shall become a part of the Secured Obligations payable on demand and shall bear interest from the date of such payment by the Mortgagee at the rate of interest of 10 % per annum.

5.           The Mortgagor, to further secure the payment of the Secured Obligations, hereby transfers, assigns and sets over to the Mortgagees all of the Mortgagor's interests in the proceeds of the sale of oil, gas, carbon dioxide gas, casinghead gas and other minerals produced or to be produced from the Mortgaged Property (an undivided 47.5% to Mortgagee Sierra Foxtrot, an undivided 47.5% to Mortgagee Wafford and an undivided 5% to Mortgagee Pennington), upon and subject to the following terms and conditions:

a.
This instrument shall be and shall constitute full and complete authority to or for any purchasers of any of the oil, gas, carbon dioxide gas, or casinghead gas produced from the Mortgaged Property or any other person liable therefor to make payment to the Mortgagees of the Mortgagor's  share of the proceeds of such sales, and to the extent of any payment so made, such purchaser or other person making such payment shall be released and discharged from any further liability therefor to the Mortgagor or to the Mortgagor's successors in interest.

b.	Such proceeds, when received by Mortgagees, shall be applied first to the payment of accrued interest and any amounts owed under the Secured Obligations.

c.
Mortgagor hereby gives Mortgagees or any one of them, where the circumstances require, the full right, power and authority to execute any transfer order or other instrument or to do any act or thing necessary to accomplish the transfer and assignment provided herein, whether the same be done in the names of Mortgagees or any one of them, or by Mortgagees or any one of them, as attorney-in-fact for Mortgagor, and Mortgagor hereby appoints Mortgagees or any one of them as its attorney-in-fact to carry out the transfer contemplated in this Paragraph 5.

d.
To the extent applicable, Mortgagor hereby grants, sells, assigns, and sets over unto Mortgagees (an undivided 47.5% to Mortgagee Sierra Foxtrot, an undivided 47.5% to Mortgagee Wafford and an undivided 5% to Mortgagee Pennington) during the term hereof, all of Mortgagor’s rights and interests pursuant to the provisions of NMSA 1978, Section 48-9-1 et seq. (1973) (the “New Mexico Oil and Gas Products Lien Act”), hereby vesting in Mortgagee all of Mortgagor’s rights as an interest owner to the continuing security interest and lien upon and oil and gas severed or the proceeds of sale.  Mortgagees may, at their option, file the verified notice of lien in order to perfect such lien, but shall not be obligated to make such filing and shall not be held liable to Mortgagor for any act or omission pursuant to the New Mexico Oil and Gas Products Lien Act;

provided, however, that despite anything herein to the contrary, the assignment and transfer to Mortgagees provided herein shall not be operative until or unless Mortgagor is in default hereunder, and upon such default Mortgagees, or any one of them, may give written notice to any purchaser of said production or to any other person liable for the payment therefor, sending a copy of said notice to Mortgagor, and thereupon the above transfer and assignment shall be in full force and effect.

6.           This Mortgage is upon the statutory mortgage condition for the breach of which it is subject to foreclosure by law, in the event any of the following events of default occur:

(1)
If there be any default by Mortgagor on Note 1, Note 2 or Note 3 in the payment thereof when and as the same becomes due in accordance with the terms and provisions of the referenced Notes, then Mortgagees, or any one of them, shall give Mortgagor written notice by certified mail setting out such default, and if Mortgagor fails to cure said default within 10 days from the mailing of such notice; or

(2)
If there be any other default by Mortgagor under the terms of the referenced Notes or if at any time any Mortgagee under Note 1, Note 2 or Note 3 deems itself or himself insecure and in good faith believes that the prospect of payment of the amounts due under the Secured Obligations owing to them or him is impaired; or

(3)
If Mortgagor or its successors in interest applies for relief under any bankruptcy or other law for the relief of debtors, suffers, or is adjudicated bankrupt or insolvent under any federal or state law, or makes an assignment for the benefit of creditors, or applies for or suffers the appointment of a receiver, or if a receiver be appointed by any court for any of the Mortgaged Property, and such receiver is not discharged within 30 days after the date of such appointment;

then in any event, at the option of the Mortgagees, or any one of them, the entire Secured Obligations due, together with accrued interest thereon, at the rate of 10% per annum, and all other sums secured by this Mortgage, shall immediately become due and payable, and the Mortgagees may have any and all of the following remedies, to-wit:

(a)
The Mortgagees, or any one of them, may take possession of the Mortgaged Property and maintain, operate and control said property, and apply all proceeds derived therefrom, after the payment of royalties and operating expenses, to the payment of the Secured Obligations, until the obligations hereby secured are fully paid or performed, and the Mortgagor agrees to give the Mortgagees immediate peaceable possession.

(b)
The Mortgagees, or any one of them, may institute suit to foreclose this Mortgage in any court having jurisdiction.  In any such suit the Mortgagees may, at their option, apply for and be entitled to, as a matter of right and without proof of insolvency, fraud, insecurity or mismanagement on the part of the Mortgagor, the appointment of a receiver to take possession, operate, and preserve the Mortgaged Property.  Mortgagor agrees that such receiver may be appointed to take possession of, hold, maintain, operate and preserve said property, including the production and sale of all oil, gas and other minerals therefrom, and apply the proceeds of the sale thereof to the payment of the indebtedness due the Mortgagees until such indebtedness and costs are fully paid; and said receiver may be authorized to sell and dispose of said property under orders of the court appointing him such receiver.

7.           In the event of foreclosure, as allowed by law, the redemption period hereunder shall be reduced to one month.

8.           Without limiting the other provisions hereof, Mortgagor, as debtor (hereinafter referred to as "Debtor" in this paragraph), does hereby:

(a)
Grant to Mortgagees, as secured parties (hereinafter referred to as "Secured Parties" in this paragraph), a security interest in all of the above properties which constitute fixtures, inventory, equipment, accounts, contract rights, accounts receivable or personal property of any kind or character (including those now or those hereafter existing) to the full extent that the same may be subject to the Uniform Commercial Code (herein referred to as the "UCC").  The security interest granted is in the same proportion as the undivided interests granted the Secured Parties in the Mortgaged Property.

(b)
Agree that, in addition to the other remedies granted herein to Secured Parties, Secured Parties, or any one of them, may, in event of default, proceed under the UCC as to all or part of the personal property (tangible or intangible) and fixtures included in the properties described herein (such portion of the properties being herein referred to as the "Collateral") and may exercise with respect to the Collateral all the rights, remedies, and powers of a secured party under the UCC, including, without limitation, the right to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward the payment of costs, expenses, attorney fees and legal expenses thereby incurred by Secured Parties, and toward payment of the Secured Obligations due under this Mortgage and all other indebtedness described in this instrument, in any such manner as Secured Parties may elect.  Among Secured Parties' rights in the event of default, and without limitation, Secured Parties, or any one of them, may enter upon any premises where the Collateral is situated and take possession thereof without being deemed guilty of trespass and without liability for damages thereby occasioned and may take any action deemed necessary or appropriate or desirable by Secured Parties, or any one of them at their option, and in their discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition.  To the extent permitted by law, Debtor waives notice of sale or other disposition of the Collateral and any other rights or remedies to a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any right or remedy of Secured Parties existing after default hereunder; and to the extent any such notice cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at the address shown hereinabove at least 5 days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of notice.

(c)
Grant to Secured Parties, or any one of them, the right to transfer the Collateral or any part thereof at any time to itself or its nominee, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for Debtor's obligations or to apply the same on the principal and interest or other amounts owing on any of the Debtor's obligations, whether or not then due, and in such order or manner as Secured Parties, or any one of them, may elect.

(d)
Agree that all recitals and any assignment or any other instrument executed by Secured Parties, or any one of them, incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein, no other proof being requisite to establish full legal propriety of the sale or other action taken by Secured Parties, or any one of them, or any fact, condition or incident thereto, and all prerequisites of such sale or other action or any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

(e)
Agree that Secured Parties, or any one of them, may require Debtor to assemble the Collateral and to make it available to Secured Parties at a place to be designated by Secured Parties, or any one of them, that is reasonably convenient to all parties.  All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Parties, as authorized or permitted hereunder, including all attorney's fees, legal expenses and costs, shall be added to Debtor's obligations hereunder and Debtor shall be liable therefor.

(f)	Agree that Secured Parties may, at their election, at any time after delivery hereof, use one or more copies hereof as a financing statement in accordance with the UCC.

Except for the security interest granted hereby in the Collateral, Debtor represents and warrants that it is the owner and holder of the Collateral free of any adverse claim, security interest or encumbrance.  Debtor will defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein.  Debtor represents and warrants that no financing statement signed or allowed by Debtor is currently in force and effect which is intended to perfect a security interest in the Collateral.  So long as any amount remains unpaid on any indebtedness described herein, Debtor will not permit to be filed in any public office any such financing statement or statements affecting the Collateral, other than financing statements in favor of Secured Parties hereunder, without Secured Parties' prior written consent.  Debtor agrees that Secured Parties may file one or more financing statements or continuation statements pursuant to the UCC in form satisfactory to Secured Parties, and will at any time and from time to time whenever filing or recording of any financing statement or of this instrument or of a continuation statement is deemed by Secured Parties to be necessary or desirable.  In addition to covering the types of property described in Subparagraph (a) of this Paragraph 8, insofar as this instrument is a financing statement covering as-extracted collateral, the above minerals or the like (including oil and gas) or accounts will be financed at the wellhead or minehead of the wells located on the lands described above and this financing statement shall be filed of record in the real property records of Colfax County, New Mexico.  To the extent that this Mortgage is also a financing statement, securing fixtures, this financing statement shall be filed of record in the real property records of Colfax County, New Mexico, in addition to the proper filing places under the UCC.

9.           All of the terms, covenants and agreements contained in this Mortgage shall be binding upon Mortgagor, its respective  heirs, successors and assigns, and shall be deemed to be covenants running with the land, estate or interest in the land, and all such terms, conditions, covenants and agreements shall inure to the benefit of Mortgagees, their successors or assigns.  Pronouns in number and gender, and verbs in their number shall be construed to conform to the number and sex of the parties hereto wherever necessary in a particular clause or phrase hereof.  Any notices provided for herein shall be given by certified mail, all such notices to be given to the parties at the addresses stated hereinabove or at such other addresses as the parties may designate by certified mail from time to time in the future.  Time shall be of the essence in the performance by Mortgagor of the obligations hereunder.

10.           Mortgagor agrees to pay all attorneys' fees and costs incurred if Mortgagees are brought into litigation concerning the title to the Mortgaged Property or if the Secured Obligations or other secured indebtedness is placed in the hands of an attorney for collection.   Such costs and expenses shall become part of the Secured Obligations if Mortgagor fails to properly pay the same.

11. This Mortgage shall be governed and construed in accordance with the laws of the State of New Mexico.

IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor and Mortgagee on the day first above written.

MORTGAGOR - DEBTOR

SUN RIVER ENERGY, INC.

By ______________________
Donal R. Schmidt, Jr.
President and CEO

MORTGAGEES - SECURED PARTIES

SIERRA FOXTROT, LP
By SIERRA FOXTROT, LLC, GENERAL PARTNER

By: ______________________
Donal R. Schmidt, Jr., Managing Member

____
THIMOTHY S. WAFFORD

____
JAMES E. PENNINGTON

Page 10 of 12

State of Texas)
)
County of Dallas)

This instrument was acknowledged before me on June 4, 2012, by **Donal R. Schmidt, Jr.,** as President and Chief Executive Officer of **Sun River Energy, Inc.**

JUDY A. MASTERS
Notary Public, State of Texas
My Commission Expires
October 09, 2012

Judy A. Masters
Notary Public, State of Texas

My Commission Expires: 10-09-2012

State of Texas)
)
County of Dallas)

This instrument was acknowledged before me on June 4, 2012, by **Donal R. Schmidt, Jr.,** as Managing Member of Sierra Foxtrot, LLC, the General Partner of Sierra Foxtrot, LP.

JUDY A. MASTERS
Notary Public, State of Texas
My Commission Expires
October 09, 2012

Judy A. Masters
Notary Public, State of Texas

My Commission Expires: 10-09-2012

State of Texas)
)
County of Dallas)

This instrument was acknowledged before me on June 4, 2012, by **Thimothy S. Wafford.**

Judy A. Masters
Notary Public, State of Texas

My Commission Expires: 10-09-2012

JUDY A. MASTERS
Notary Public, State of Texas
My Commission Expires
October 09, 2012

Page 11 of 12

State of Texas)
)
County of Dallas)

This instrument was acknowledged before me on June 4, 2012, by **James E. Pennington.**

JUDY A. MASTERS
Notary Public, State of Texas
My Commission Expires
October 09, 2012

Judy A. Masters
Notary Public, State of Texas

My Commission Expires: 10-09-2012

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